                                                                                                         (SEC File Nos. 002-86082 / 811-03833)

MAINSTAY VP SERIES FUND, INC.

Dreyfus Large Company Value Portfolio

Supplement dated November 21, 2001
to the Prospectus dated May 1, 2001

Principal Investment Strategies

Effective immediately, the information provided below updates information regarding which index the Portfolio's economic sector weightings approximate and should replace, in its entirety, the section entitled Principal Investment Strategies:

      The Portfolio normally invests at least 65% of its total assets in equity securities of large capitalization domestic and foreign issuers which are characterized as
      “value” companies. Value companies are those The Dreyfus Corporation, the Portfolio’s Sub-Adviser, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than three times the respective S&P 500
      Index weighting or 30% of the Portfolio.

Investment Process

Effective immediately, the information provided below updates information regarding how the Sub-Adviser selects stocks and should replace, in its entirety, the section entitled Investment Process:

      In choosing stocks, the Sub-Adviser uses a blend of quantitative analysis and fundamental research to identify stocks that appear favorably priced and that may benefit from the current market and economic conditions. The Sub-Adviser then reviews these stocks for factors that could signal a rise in price, such as: new products or markets; opportunities for greater market share; more effective management; or positive changes in corporate structure or market perception.

      The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Sub-Adviser's expectations.

Principal Risks

The information provided below updates the Principal Risks of Investing in the Portfolio:

      Implementation of this new strategy and investment process in lieu of the prior disclosure may result in the Portfolio experiencing a higher PORTFOLIO TURNOVER rate which may result in higher transaction costs (which are paid by the Portfolio).

Past Performance

       In connection with the adoption of the investment strategy described above, the Portfolio's performance will be compared against the S&P/Barra Value Index, a broad-based benchmark, the Sub-Adviser believes more closely reflects the market sectors in which the Portfolio will be investing. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

	Average Annual Total Returns as of 12/31/00
	One Year	Since Inception 5/1/98
Dreyfus Large Company Value Portfolio	6.59%	6.04%
Russell 1000® Value Index*	7.01%	6.46%
S&P/Barra Value Index**	6.08%	7.57%

* Russell 1000® Value Index measures the values of the stocks in the Russell 1000® Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with lower price to book ratios and lower forecasted growth values.

** The S&P/Barra Value Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500 Index that have low price to book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500 Index is in the S&P/Barra Value Index.

                                                                                                         (SEC File Nos. 002-86082 / 811-03833)

MainStay VP Series Fund, Inc.

Dreyfus Large Company Value Portfolio

Supplement dated November 21, 2001
to the Statement of Additional Information dated May 1, 2001

At its board meeting on November 20, 2001, the Board of Directors of MainStay VP Series Fund, Inc. approved an amendment to the Sub-Advisory Agreement between New York Life Investment Management LLC (“NYLIM”) and The Dreyfus Corporation on behalf of the Dreyfus Large Company Value Portfolio. The amendment removed the $100 million breakpoint from the current fee structure, so that the current sub-advisory fee of 0.50% of average daily net assets for assets under $100 million would be reduced to 0.45% of average daily net assets for assets under $250 million. The advisory fee paid by the Portfolio to NYLIM, 0.60% of average daily net assets, did not change.

The fee information relating to the Dreyfus Large Company Value Portfolio in the chart appearing on page 51 of the Statement of Additional Information under the heading “The Investment Adviser and Sub-Advisers” is hereby replaced with the following:

Dreyfus Large Company Value Portfolio                   0.45% on assets up to $250 million; 0.40% on
                                                                                     assets over $250 million